UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

TIGER OIL AND ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53241	27-3788053
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7230 Indian Creek Ln., Suite 201, Las Vegas, NV 89149

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(702) 336-0356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2019, the registrant entered into a Lease and Well Purchase Agreement (the “Lease”) with OMR Drilling and Acquisition, LLC. Under the Lease, the registrant will pay OMR $20,000 to purchase a 100% working interest and an 87.5% net revenue interest on the Upchurch lease and one oil well located in Clinton County, Kentucky. OMR Drilling has been appointed by the registrant as its agent and attorney to manage and operate the lease and the oil well on the property.

Item 9.01	Financial Statements and Exhibits

Exhibits

No.	Exhibits

10.1	Lease and Well Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 8, 2019

Tiger Oil and Energy, Inc.

By: /S/ Howard Bouch
Howard Bouch, President

EXHIBIT INDEX

No.	Exhibits

10.1	Lease and Well Purchase Agreement

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